RESELLER AGREEMENT



This International Telecommunications Reseller Services Agreement "the Agreement", is entered into between Swiftnet Limited "Swiftnet" registered office situate at Britannia House 958/964 High Road London N12 9RY and InTouchUK.com Limited "the reseller" registered office situated at The Business Centre, Edward Street, Redditch, Worcestershire B97 6HA on 25th day of April 2000.



1. Definitions


In this agreement the subsequent terms words and phrases shall have the following meaning:


"Act" shall mean the Telecommunications Act 1984.


"Carrier" shall mean either Swiftnet and or any other telephone company that is capable of carrying the traffic volume over the relevant telephone networks in order to accomplish the services as described in Schedule 1 to this agreement.


"Commencement Date" shall mean the date on which the customer accepts/receives supply of the services from the Reseller


"Commencement" shall mean the start of the service from the reseller


"Contract Date" shall mean the date on which the Reseller accepts supply of the service from Swiftnet


"Customer" shall mean any individual and or corporate body limited and or unlimited and or partnership and or joint venture and or any other association of individuals with or without corporate bodies to whom the Reseller shall supply the services


"Relevant Service Order" shall mean that order submitted to Swiftnet by the reseller indicating the services required by the customer in accordance with clause 6


"Reseller Contract" shall mean the agreement for supply of services between the reseller and the any customers


"Services" shall mean the specified telecommunications services supplied by Swiftnet as described in the relevant service order.


"Termination" shall mean the cessation of the services supplied by Swiftnet to the Reseller.


"Traffic Volume" shall mean the expected volume of chargeable minutes that Swiftnet and or any other carrier will carry over the network of the relevant carriers for the Reseller.


1.2 Unless otherwise specified in this agreement the singular includes the plural and vice versa.


1.3 All references to the male gender shall include and be applicable to the female gender



2 Services


2.1 The reseller is and will be entitled to sell to the customers the services from the date of this agreement until termination thereof in accordance with the terms of this agreement


2.2 The services to be sold to a customer are to be submitted to Swiftnet on a service order which is to be signed by both Swiftnet and the reseller


2.3 Swiftnet reserves the right to reject any customer.


2.4 Swiftnet reserves the right to use any carrier and or subcontractor to perform some or all of its obligations and or duties hereunder



3 Term


3.1 This agreement shall commence from the date of signature of both Swiftnet and the reseller of this agreement or the commencement date whichever is the earlier and shall be for an initial period of no less than 90 days


3.2 This agreement will continue unless and until either Swiftnet or the reseller terminates this agreement in accordance with clause 9 and its subsections



4 Swiftnet Responsibilities


4.1 Swiftnet agrees to provide the reseller with such technical information that will enable the reseller to promote the services.


4.2 Provide the Reseller with the following:

i.       Monthly billing for reseller's own account (total),

ii.      Monthly billing for reseller's customers.


4.3 Swiftnet will not deliberately contact the reseller's customers directly or indirectly.


4.4 Swiftnet will adapt its capability according to the traffic volumes presented to it by the reseller and the actual growth of traffic.



5 Reseller's Responsibilities


5.1 The reseller will use its best endeavors to promote the services of Swiftnet


5.2 The reseller will not refer directly or indirectly to Swiftnet or use any of Swiftnet's trade names or literature or hold it out to be in any way connected to Swiftnet


5.3 The reseller will use its best endeavors to adhere to the traffic volumes presented to Swiftnet by the reseller



6 Service Orders


6.1 The reseller must ensure that prior to the submission of a relevant service order that the customer is situated in a geographical location where services can be both supplied and received


6.2 The reseller is to submit all relevant service orders to Swiftnet either by email or facsimile or such other method as agreed between Swiftnet and the reseller


6.3 Swiftnet will process the relevant service orders in accordance with its usual operating procedures and will inform the reseller within seventy-two hours if there is any reason why it cannot supply the relevant service order, in accordance with clause 2.3.


6.4 If either Swiftnet and or the reseller can determine that the services are being used for fraudulent purposes, then either Swiftnet enable termination of the service to the customer and or the reseller may request that Swiftnet ensure termination of the services



7 Payment


7.1 The reseller must pay Swiftnet all owed monies up to 21 days after billing.


7.2 All sums referred to in this agreement and schedules thereto are exclusive of Value Added Tax which will added at the ruling rate together with any other taxes that from time to time may be introduced


7.3 If the reseller wishes to dispute any invoice from Swiftnet then the following will apply:

a. The Reseller must contact Swiftnet in writing within 3 days of the invoice date and the reseller must pay any undisputed amount by the relevant due date

b. Swiftnet will use its best endeavours to resolve any invoice dispute within 7 days of the reseller contacting Swiftnet

c. On resolution of any invoice dispute either a credit note will be issued by Swiftnet if the reseller's dispute is proved or full payment of the outstanding sum to be made to Swiftnet within 3 days of resolution


8 Service Charges


8.1 Swiftnet may at any time decrease charges without notice but will notify the reseller of any decrease as soon as reasonably practicable


8.2 Swiftnet may increase the charges by giving the reseller 30 days written notice If any prospective change in service charges would have resulted in the majority of the reseller's customers paying more for the services during the preceding 90 days the reseller may terminate this agreement by giving Swiftnet 90 days written notice however if the increased charges are occasioned by changes in regulatory rules that would affect all carriers and or telecommunications operators the reseller may not terminate this agreement



9 Termination


9.1 Swiftnet may either under this agreement or at law and without prejudice to any other rights or remedies terminate this agreement immediately by serving written notice on the reseller if:

a.    The reseller becomes Insolvent; or

b. The reseller fails to make any payment when due under this agreement after having received 7 days written notice so to do from Swiftnet.


9.2 The reseller may terminate this agreement immediately by serving written notice on Switnet if:

a.    Swiftnet becomes Insolvent; or

b. Swiftnet's license is revoked or altered so that it is not permitted by law to provide the services



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10 Force Majeure


10.1 Notwithstanding anything herein to the contrary neither Party shall be liable for any delay or failure in performance of any part of this agreement (other than the payment obligations as set out in clause 7 and subsections thereof) to the extent that such delay or failure is attributable to a Force Majeure Event. Any such delay or failure shall suspend the agreement until the Force Majeure Event ceases and the contract term of any service affected by such Force Majeure Event shall be extended by the length of the said suspension


11 Notices


11.1 All notices required or authorized to be delivered by one Party to the other under this agreement shall be delivered by prepaid first class post or by facsimile to the registered office of the relevant Party


11.2 Notice given in accordance with clause 11.1 will have deemed to be received in the absence of evidence of earlier receipt:

a.    if sent by prepaid first class post three days after the date of posting

b.    if sent by facsimile on the next working day following transmission


12 Relationship


12.1 Nothing in this agreement creates a relationship of employer and employee principal and agent partnership or joint venture between Swiftnet and the reseller


13 Exclusivity

13.1 The reseller will have exclusive rights to sell the fax broadcast services in the United Kingdom (Including northern Ireland). Swiftnet will keep its own customers that registered prior to this agreement and refer all prospective customers of Fax Broadcast to the reseller. All clients referred by Swiftnet must be connected to Swiftnet services and not to any other competitive services.

13.2 The exclusivity rights will be revoked in case the reseller does not attain certain revenues to Swiftnet (actual monthly payments) as listed below:

------------------------------------------------------- -----------------------------------------------------
Month                                                   Minimum payment to Swiftnet (UK Pounds)
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
May 2000                                                At least 0
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
June 2000                                               At least 5000
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
July 2000                                               At least 10000
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
August 2000                                             At least 15000
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
September 2000                                          At least 20000
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
October 2000                                            At least 20000
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
November 2000                                           At least 20000
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
December 2000                                           At least 25000
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
January 2001                                            At least 25000
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
February 2001                                           At least 25000
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
March 2001                                              At least 30000
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
April 2001                                              At least 30000
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
May 2001                                                At least 30000
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
June 2001                                               At least 35000
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
July 2001 - December 2001 (inclusive)                   At least 35000 per month
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
January 2002 - June 2002 (inclusive)                    At least 40000 per month
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
July 2002 - December 2002 (inclusive)                   At least 45000 per month
------------------------------------------------------- -----------------------------------------------------
------------------------------------------------------- -----------------------------------------------------
January 2003 onwards                                    At least 50000 per month and a minimum growth of
                                                        ten percent per annum.
------------------------------------------------------- -----------------------------------------------------

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13.3 The reseller could pay Swiftnet the  difference  between its actual payment and the minimum payment in order to keep the exclusivity.

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This agreement sets out the whole  agreement  between the parties in relation to the sale of services by Swiftnet to InTouchUK.com Ltd. and may only be varied in writing signed by each party. A separate guarantee agreement will be signed with the reseller's principals.

Signed for and on behalf of Swiftnet.....................date...................


Signed for and on behalf of the Reseller.................date...................






                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mashpee, State of Connecticut, on October 24, 2000.

                           Adar Alternative Two, INC.

                             By: /s/ Sidney J. Golub

                      ------------------------------------
                             President and Treasurer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

-------------------------------------------- ----------------------------------------- ------------------------------------------
SIGNATURE                                    TITLE                                     DATE
-------------------------------------------- ----------------------------------------- ------------------------------------------

-------------------------------------------- ----------------------------------------- ------------------------------------------
                                             President and Treasurer
-------------------------------------------- ----------------------------------------- ------------------------------------------